SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):

                               August 15, 1997




                             GUEST SUPPLY, INC.
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    New Jersey               0-12567               22-2320483
  ---------------          ------------        ------------------
  (State or other          (Commission          (I.R.S. Employer
  jurisdiction of          File Number)        Identification No.)
  incorporation)



4301 U.S. Highway One
Monmouth Junction, New Jersey                          08852-0902
- -----------------------------                          ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (609) 514-9696

                              (Not Applicable)
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events.

          Effective August 15, 1997, the Company entered into an amendment (the "Amendment") to the Rights Agreement dated as of July 15, 1988 (the "Original Agreement"), between the Company and First Fidelity Bank, as Rights Agent (as so amended, the "Agreement"). The principal changes to the Agreement effected by the Amendment are as follows:


               (i) Effective as of the opening of business on September 2, 1997, ChaseMellon Shareholder Services, L.L.C. replaced First Fidelity Bank as Rights Agent.

               (ii) The expiration date for the rights has been extended from July 15, 1998 to July 15, 2008.

               (iii) The initial purchase price for each one-hundredth of a share of Series A Preferred Stock, without par value, of the Company issuable pursuant to each right has been increased from $20.00 to $30.00.

               (iv) Acquisitions by a person or group of beneficial ownership of more than 20% of the outstanding shares of Common Stock, without par value (the "Common Shares"), of the Company in the good faith belief that the acquisition would not (A) cause such person's or group's beneficial ownership to exceed 20% of the outstanding Common Shares if such person or group relied in good faith in computing such percentage ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date or (B) otherwise cause the rights to become exercisable; provided, that such person or group reduces their beneficial ownership of Common Shares to less than 20% within ten business days of notice from the Company.

               (v) The definition of "beneficial ownership" was clarified to incorporate expressly the definition thereof in Rule 13d-3 under the Securities Exchange Act of 1934.

               (vi) The rights are no longer redeemable by stockholder action as previously set forth in Section 23(c) of the Original Agreement.

               (vii) The Board of Directors of the Company may no longer exchange the rights for Common Shares after a person or group acquires beneficial ownership 50% or more of the Common Shares outstanding.

               (viii) The Company is no longer required by the Agreement to mail a notice to stockholders of an exchange of rights for Common Shares.

               (ix) The governing law of the Agreement has been changed from Delaware law to New Jersey law.

               (x) The Amendment also effected various technical and other amendments to the Original Agreement.

          The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1.


Item 7.   Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

Exhibit
  No.        Description

4.1 Amendment No. 1 dated as of August 15, 1997, by and among Guest Supply, Inc., First Fidelity Bank and ChaseMellon Shareholder Services, L.L.C. to that certain Rights
             Agreement dated as of July 15, 1988, between Guest Supply, Inc. and First Fidelity Bank, as Rights Agent.

                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 1997

                              GUEST SUPPLY, INC.




                              By   /s/ Clifford W. Stanley
                                 --------------------------
                                       Clifford W. Stanley
                                       President

                              INDEX TO EXHIBITS



Exhibit
  No.        Description                                                  Page

 4.1         Amendment No. 1 dated as of August 15, 1997, by
             and among Guest Supply, Inc., First Fidelity Bank
             and ChaseMellon Shareholder Services, L.L.C. to
             that certain Rights Agreement dated as of July 15,
             1988 between Guest Supply, Inc. and First Fidelity
             Bank, as Rights Agent . . . . . . . . . . . . . . . . . . .    6